SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

CHINA VOICE HOLDING CORP.

(Exact name of registrant as specified in its charter)

                            Nevada                                                      000-53366                                          16-1680725

                            (State or other jurisdiction                          (Commission                                     (I.R.S. Employer

                            of incorporation)                                            File Number)                                     Identification No.)

327 Plaza Real, Suite 319, Boca Raton, Florida 33432
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:  (561)394-2482

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers

             On December 31, 2009, Mr. Hin Hiong Khoo announced his retirement from active participation in the Company and as Chairman and a member of the Board of Directors.  He will continue with the Company in an advisory capacity.  Bill Burbank, CHVC’s President and CEO will act as interim Chairman.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VOICE HOLDING CORP.

                    By: /s/ Bill Burbank

                  Bill Burbank, CEO

                                        Dated:  January 5, 2010